                                               POST-EFFECTIVE AMENDMENT NO. 1 TO
                                                      REGISTRATION NO. 333-02461

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        AIR PRODUCTS AND CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                   23-1274455
   (State or other Jurisdiction of                     (I.R.S. Employer
    Incorporation or Organization)                  Identification Number)

                             7201 HAMILTON BOULEVARD
                       ALLENTOWN, PENNSYLVANIA 18195-1501
                                 (610) 481-4911
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

                             W. DOUGLAS BROWN, ESQ.
                 Vice President, General Counsel and Secretary
                        AIR PRODUCTS AND CHEMICALS, INC.
                             7201 HAMILTON BOULEVARD
                       ALLENTOWN, PENNSYLVANIA 18195-1501
                                 (610) 481-4911

                                    COPY TO:
                            D. COLLIER KIRKHAM, ESQ.
                           CRAVATH, SWAINE & MOORE, LLP
                                 Worldwide Plaza
                                825 Eighth Avenue
                            New York, New York 10019
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

 APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: NOT APPLICABLE

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


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         If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

         This Post-Effective Amendment No. 1 to Form S-3 shall become effective in accordance with Section 8(c) of the Securities Act of 1933, as amended, on such date as the Commission, acting pursuant to Section 8(c), may determine.

                        DEREGISTRATION OF DEBT SECURITIES

         This Post-Effective Amendment No. 1 (the "Amendment") to the Registration Statement on Form S-3 (SEC File No. 333-02461) is being filed by Air Products and Chemicals, Inc. (the "Company") in order to deregister all of the $25,000,000 principal amount of Debt Securities which remain unsold under SEC File No. 333-02461.

                                    EXHIBITS

         Exhibit 24. Power of Attorney

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Allentown and Commonwealth of Pennsylvania on the 5th day of April, 2004.

                                           Air Products and Chemicals, Inc.
                                                       (Issuer)


                                 By:               /s/ Paul E. Huck
                                      ------------------------------------------
                                           Paul E. Huck, Vice President and
                                                Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement (SEC File No. 333-02461) has been signed below by the following persons in the capacities indicated on April 5, 2004.

                      SIGNATURE                                                        TITLE
                                                       Director and Chairman, President and Chief Executive Officer
               /s/ John P. Jones III                   (Principal Executive Officer)
--------------------------------------------------
                 (John P. Jones III)
                                                       Director
                         *
--------------------------------------------------
                  (Mario L. Baeza)
                                                       Director

                         *
--------------------------------------------------
                (Michael J. Donahue)
                                                       Director

                         *
--------------------------------------------------
                (Ursula F. Fairbairn)
                                                       Director


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



                         *
--------------------------------------------------
                  (W. Douglas Ford)
                                                       Director

                         *
--------------------------------------------------
               (Edward E. Hagenlocker)
                                                       Director

                         *
--------------------------------------------------
                 (James F. Hardymon)
                                                       Director

                         *
--------------------------------------------------
                  (Terrence Murray)
                                                       Director

                         *
--------------------------------------------------
                  (Paula G. Rosput)
                                                       Director

                         *
--------------------------------------------------
                (Lawrason D. Thomas)


* W. Douglas Brown, Vice President, General Counsel and Secretary, by signing his name hereto, does sign this document on behalf of the above noted individuals, pursuant to a power of attorney duly executed by such individuals which is filed with the Securities and Exchange Commission herewith.

                                                         /s/ W. Douglas Brown
                                                     ---------------------------
                                                           W. Douglas Brown
                                                           Attorney-in-Fact

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